EQUITY SECURITIES	12 Months Ended
Dec. 31, 2019
EQUITY SECURITIES
EQUITY SECURITIES

8.   EQUITY SECURITIES

The following table sets out the Company's equity securities which have been designated at FVOCI:

	As at December 31,	As at December 31,
	2019	2018
Orla Mining Ltd.	$27,125	$13,563
White Gold Corp.	18,735	25,029
Other (i)	40,392	37,940
Total equity securities	$86,252	$76,532

Note:

(i)	The balance is comprised of 16 equity investments that are individually immaterial.

Disposal of Equity Securities

During the year ended December 31, 2019, the Company sold its interest in certain equity securities as they no longer fit the Company’s investment strategy. The fair value at the time of sale was $7.8 million (2018- $17.5 million) and the Company recognized a cumulative net gain on disposal of $2.1 million (2018 -loss on disposal of $1.3 million) which was transferred to from other reserves to deficit in the consolidated balance sheets.